                                                                   EXHIBIT 23(d)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 1998, with respect to the financial statements of Six Flags Entertainment Corporation included in the Registration
Statement (Form S-4, 333-    ) and related Prospectus/Offer to Purchase 250,000
shares of common stock of Premier Parks Inc.

                                                               Ernst & Young LLP

New York, New York
March 17, 1998